MasterCard Incorporated 1 Quarter 2008 Financial Results Conference Call April 29, 2008 Exhibit 99.2 st

1  Quarter Financial Results
•
Net income of $398 million, or $3.01 per share, on a diluted basis
–
Excluding a special item
*
of $49 million, or $0.37 per share
–
Including gains from sales of Redecard shares of $56 million, or $0.42 per share
•
Net income of $447 million, or $3.38 per share, on a diluted basis, including the special item
*
and gains from sales of Redecard shares
•
Net revenue of $1.2 billion, representing growth of 29.2% due to:
–
Gross dollar volume growth (14.1%
**
to $611 billion)
–
Increase in processed transactions (15.7% to 4.9 billion)
–
Increase in cross-border volumes (23.6%)
–
Pricing changes (6 percentage points)
–
Currency fluctuations (5.1 percentage points)
•
Improved operating margin by 9.3 ppts., to 43.6%, from 34.3%, in Q1 2007
* See Appendix A for a GAAP reconciliation of special items for the three months ended March 31, 2008
** On a local currency basis
st

3 Business Update • Economic Overview • IPS Debit Processing • Legal and Regulatory Update • Redecard Sales • Share Repurchase and Conversion Programs

$ 3.01
$    398
516
43.6%
666
$  1,182
1Q 2008
adjusted for
special items*
$    1.57
$ 215
314
34.3%
601
$       915
1Q 2007
Actual
$ 3.38
$ 447
516
43.6%
666
$ 1,182
1Q 2008
Actual
91.7 Diluted EPS
85.3 Net income
10.9 Total operating expenses
64.2
9.3 ppts
Operating income
Operating margin
29.2 Net revenue
YOY
Adjusted
Growth %
1  Quarter Selected Financial Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for a GAAP reconciliation of special items for the three months ended March 31, 2008 st

MasterCard Branded Volume (GDV)
1  Quarter 2008
Note: Figures may not sum due to rounding
8.9 8.9 259 United States
14.1% 20.0 $611 Worldwide
13.0 31.6 24 Canada
31.3 33.5 12
South Asia/Middle East/Africa (SAMEA)
18.7 27.8 89 Asia Pacific
20.7 28.7 44 Latin America
17.4 30.2 183 Europe
Local
Currency
U.S.
Dollar
GDV
($  billions)
YOY Growth Rate %
st

1  Quarter Revenue - Operations Fees
($ in millions)
•
Net operations fees increased
31.4%, or $205 to $858
•
Gross operations fees increased
30.2%, or $219 to $944.  Key drivers
included:
–
Processed transactions growth:
15.7%
–
Cross-border volume growth of
23.6%
–
GDV growth: 14.1%
*
–
Pricing changes
•
Net operations fees as a % of gross
improved slightly:
–
Rebates tempered by
adjustment
* On a local currency basis
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees
$653
$858
$0
$150
$300
$450
$600
$750
$900
1Q07 1Q08
85%
88%
91%
94%
97%
100%
st

1  Quarter Revenue - Assessments
($ in millions)
•
Net assessments increased
23.7%, or $62, to $324
•
Gross assessments increased
20.4%, or $94 to $554 due to
strong GDV growth of 14.1%
*
•
Net assessments as a % of
gross assessments improved
slightly:
–
Rebates tempered by
adjustment
* On a local currency basis
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees
$262
$324
$0
$50
$100
$150
$200
$250
$300
$350
1Q07 1Q08
20%
30%
40%
50%
60%
70%
80%
st

1st Quarter Operating Expenses
($ in Millions)
•
Total operating expenses
increased 10.9%, or $65, to
$666
•
G&A increased 10.9%, or $43,
to $442 primarily due to:
–
Higher personnel costs for
additional staff and
contractors
•
A&M increased 11.6%, or $21,
to $199 primarily due:
–
Timing of certain expenses
for sponsorships and
promotions
–
Currency fluctuations
$399
$178
$442
$24
$199
$25
$0
$100
$200
$300
$400
$500
$600
Q107 Q108
General & Administrative Advertising & Marketing
Depreciation & Amortization

Cash Flow Statement and
Balance Sheet Highlights
• Generated $224 million in cash flow from operations during the quarter
• Cash, cash equivalents and available-for-sale securities of $2.9 billion at
3/31/08
•
Available-for-sale securities (short & long term) decreased $281 million primarily due to:
– Sale of remaining shares of Redecard
– Sale of short-term bond funds and auction rate securities
– Investment losses
• Auction rate securities of $237 million reclassified to non-current assets
• Repurchased approximately 1.5 million Class A shares for $294 million
– Stock repurchases resulted in a $0.02 per share increase to basic EPS for the quarter

Items for Consideration
• 2Q07 special items:
– Litigation settlements of $3 million
– Other income of $90 million related to the World Cup settlement agreement
• Thoughts for 2008:
– Net revenue growth:  slower than 2007, but still double-digit
– G&A growth:  slower than net revenue growth and below 2007 G&A growth rate
– A&M growth:  continued modest growth
– Assume current F/X rates, no global recession and no event which significantly disrupts cross-border travel

Appendix A:
GAAP Reconciliation
a.  $75 million gain from the termination of a customer business agreement
NM = Not meaningful
Figures may not sum due to rounding
($ million) YOY Growth
Actual
Special
Items As Adjusted Actual
Special
Items
As
Adjusted
As Adjusted
Revenues, net
$1,182
-
$1,182 $915
-
$915 29.2%
Operating Expenses
General and administrative 442 - 442
399 - 399 10.9%
Advertising and marketing 199 - 199 178 - 178 11.6%
Litigation settlements - - -
- - -
Depreciation and amortization 25 - 25

-
24 4.5%
Total operating expenses
666 - 666 601 - 601 10.9%
Operating income
516
- 516
314 - 314 64.2%
Operating Margin
43.6% - 43.6% 34.3% - 34.3% 9.3 ppts.
Other Income (Expense)
Investment income, net 115
-

36 - 36 216.6%
Interest expense
(15) - (15) (14) - (14) 6.7%
Other income, net
74 75
a
(1) - - - NM
Total other income 173 75 98 22 - 22 348.4%
Income before income taxes 689 75 614 336 - 336 82.7%
Income tax expense
242 26 216 121 - 121 78.2%
Net Income (loss)
$447 49 $398 $215 - $215 85.3%
Basic Net Income (Loss) per Share
$3.40 $0.37 $3.03 $1.58 - $1.58 91.8%
Diluted Net Income (Loss) per Share $3.38 $0.37 $3.01 $1.57 - $1.57 91.7%
For the three months ended 3/31/08 For the three months ended 3/31/07